U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2011

HAZLO! TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

Commission File No. 333-170480

Nevada	80-0638212
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Room 2119 Mingyong Building, No. 60 Xian Road.

Shahekou District, Dalian, China 116021

(Address of Principal Executive Offices)

0086-13909840703

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 Amendments to Articles of Incorporation

On October 26, 2011 Hazlo! Technologies, Inc. (the “Company”) filed a Certificate of Amendment with the Secretary of State of Nevada changing the name of the Company to China Liaoning Dingxu Ecological Agriculture Development, Inc. The change of name was effective immediately upon filing. No other change was made to the Certificate of Incorporation.

ITEM 9.01 Exhibits

The following exhibit is filed as part of this report on Form 8-K:

3.1(a)	Certificate of Amendment to Articles of Incorporation of the Company

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HAZLO! TECHNOLOGIES, INC
November 15, 2011
By:	/ S / Yung Kong Chin
Yung Kong Chin President and Chief Executive Officer